UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2009

FUDA FAUCET WORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9879	13-2648442
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)

Ge Jia Ba, Hua Ting, Yiyang
Jiangxi, PRC 334400
 (Address and telephone number of principal executive offices)
 (Address of principal executive offices) (zip code)

86 793-5887178
(Registrant's telephone number, including area code)

Copies to:
Asher S. Levitsky P.C.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 981-6767
Fax: (212) 930-9725
e-mail: alevitsky@srff.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 20, 2009, David Yaudoon Chiang advised Fuda Faucet Works, Inc. (the “Company”) that he is resigning as a director of the Company effective April 28, 2009.  Mr. Chiang is an independent director and a member of the audit and compensation committees.  The resignation of Mr. Chiang did not stem from any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUDA FAUCET WORKS, INC.

Dated: April 23, 2009	By:	/s/ WU YITING
Wu Yiting
Chief Executive Officer